Exhibit 10.1

AMENDMENT No. 2

This Amendment No. 2, dated, March 11, 2004 to the Master Agreement effective February 1, 2000, and amended as of December 20, 2001 (hereinafter referred to as “the Agreement”) between Laboratory Corporation of America Holdings (hereinafter referred to as “LabCorp”) and Cytyc Corporation (hereinafter referred to as “Cytyc”). LabCorp and Cytyc are collectively referred to herein as the “Parties.”

WHEREAS, the Parties desire to amend the Agreement, effective  January 1, 2002.

NOW THEREFORE, in consideration of the agreements, mutual representations and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.                                       This Amendment No. 2 (“This Amendment”) constitutes an amendment to the Agreement pursuant to the provisions of Section H of the Agreement.

2.                                       The following Schedules are attached hereto and incorporated herein by reference:

            •                                          Schedule A – LabCorp facilities that will be incorporated into the Agreement, which may be modified by LabCorp from time to time as a result of consolidations and new acquisitions by providing written notice to Cytyc.

            •                                          Schedule B – The Schedule of LabCorp ThinPrep 2000s Earned and Placed as of December 31, 2003 which will be modified during the term of the Agreement as set forth in this Amendment.

3.                                       Paragraph 5 of Amendment No. 1 is hereby deleted in its entirety and replaced with the following Paragraph 5:

5.                                         INSTRUMENTATION:  Effective January 1, 2002, and continuing throughout the remainder of the term of the Agreement, Cytyc shall provide to LabCorp ThinPrep 2000 Processors (“T-2000”) under the following terms and conditions:

a)                                      All T-2000s placed at LabCorp facilities on or AFTER January 1, 2002 shall be included in the fees paid by LabCorp to Cytyc for ThinPrep Pap Test Laboratory Supplies as more specifically set forth in paragraph 7 of Amendment No. 1.

b)                                     All T-2000s placed at LabCorp facilities prior to January 1, 2002, AND for which LabCorp has not previously paid Cytyc an equipment purchase fee shall also be included in the  fees paid by LabCorp to Cytyc for ThinPrep Pap Test Laboratory Supplies effective January 1, 2002 as more specifically set forth in paragraph 7 Amendment No. 1.

c)                                      Subsequent to January 1, 2002, in order to accommodate growth in test volume, Cytyc shall provide to LabCorp facilities additional T-2000s as follows: Each time the utilization of Cytyc’s ThinPrep PapTest in any three (3) month consecutive period equals or exceeds Test utilization over the Baseline Period (as defined in (e) below) by XXXX or more Tests (XXXX Tests on average per month) for that LabCorp facility, Cytyc shall provide an additional T-2000 at such facility at no charge.

AMENDMENT No. 2

Dated March 10, 2004

d)                                     Upon specific written notification by LabCorp of expected volume increases (meeting the XXXX Test on average per month volume increase as outlined in 5.c) above) at any facility due to new contracts, client accounts or LabCorp acquisition, Cytyc will place the T-2000 in advance of the three (3) month consecutive period.  Both parties agree to review the actual growth volume achieved after a reasonable period in order to insure that the sustained three (3) month volume set forth in 5.c) above is achieved.  If not, LabCorp, at its option, will either pay Cytyc $XXXX for the T-2000(s) or relocate the T-2000(s) to another facility having earned T-2000(s) and notify Cytyc of the relocation.

e)                                      The Baseline Period shall be determined as follows:

i)    Original Baseline Period: As of January 1, 2002, The Baseline Period for each LabCorp facility, for purposes of c) above, shall be the actual Test utilization by such facility in the last three (3) calendar months of 2001.

ii)   The Baseline Period for each LabCorp facility, as defined above, shall be  updated each time  a T-2000 is earned at such facility after January 1, 2002 in accordance with the requirements of part 5.c) above.  The updated Baseline Period shall be the actual Test utilization by such facility in the last three (3) month period which resulted in LabCorp earning an additional  T-2000 at that facility.

f)                                        LabCorp shall provide Cytyc with monthly Test utilization reports  for each LabCorp facility by the 20th day of the following month in order for the Parties to determine if an additional   T-2000 will be placed at any LabCorp facilities pursuant to c) above.  Cytyc, upon reasonable prior request, may visit LabCorp facilities to evaluate productivity of T-2000s at such facilities and provide feedback to LabCorp on such evaluation.

g)                                     During the term of the Agreement, Cytyc shall maintain title to any T-2000s provided to LabCorp in accordance with this Amendment.  LabCorp has the right to purchase any T-2000 placed by Cytyc at no charge in accordance with the provisions of Paragraph 6 of Amendment #1, as amended by Section  4 of this Amendment #2.

h)                                     LabCorp shall be responsible for service costs as set forth in the Equipment Addendum to the Agreement.

i)                                         The Parties acknowledge and agree to the following with respect to placement of T-2000s from January 1, 2002 through December 31, 2003:

i)    Cytyc placed XXXX T-2000s at LabCorp facilities specified in the attached Schedule B under the heading “Placed through December 31, 2003.”

ii)   In accordance with part c) above, during Calendar years 2002 and 2003 (through and including December 31, 2003) Cytyc will provide an additional XXXX T-2000s at the locations and in the allocations specified in the attached Schedule B under the heading “Earned through December 31, 2003.”

AMENDMENT No. 2

Dated March 10, 2004

iii)  With regard to the XXXX T-2000s earned during Calendar Years 2002 and 2003, the Baseline Period for the respective LabCorp facilities at which such T-2000s were earned was updated to reflect the Test utilization for the three (3) month period prior to earning of the T-2000 in that facility  in accordance with 5 e)ii above.

iv)   Cytyc will agree to carryover into 2004 and to place, upon LabCorp’s request, the remaining XXXX T-2000s earned.

j)                                               During the remainder of the term of the Agreement, Schedule B will be updated quarterly by mutual agreement of the parties to reflect T-2000s previously placed, T-2000s earned and the Baseline for each LabCorp facility.   LabCorp will provide all information necessary to prepare the report on a quarterly basis.  Cytyc will provide the report to LabCorp no more than ten (10) business days after the receipt of the necessary information from LabCorp.

k)                                            LabCorp may purchase additional T-2000 in accordance with the Equipment Addendum to the Master Agreement

l)                                               Labcorp may purchase a ThinPrep 3000 Processor (“T-3000”) in accordance with the Equipment Addendum to the Agreement

4.                                       Paragraph 6 of Amendment No. 1 is hereby deleted in its entirety and replaced with the following Paragraph 6:

6.                                                                                  PURCHASE RIGHT:  Upon termination of this Agreement, LabCorp shall have the right to purchase any T-2000 placed pursuant to paragraphs 5(b),5(c) and 5(d) above at a cost of $XXXX per T-2000.  In the event LabCorp elects to purchase such T-2000 it shall provide Cytyc 15 days notice.  Upon payment of the purchase price, Cytyc shall convey to LabCorp all right, title, and interest to the purchased T-2000(s) free and clear of all liens and encumbrances.

5.                                       The Parties expressly agree that there are no other understandings, writings or discussions related to the subject matter hereof other than the Agreement as amended by Amendment No. 1 and this Amendment No. 2, including Schedules A and B.

6.                                       Except as expressly modified by this Amendment No. 2, the Agreement as previously amended shall continue in full force and effect in accordance with its terms.  In the event of any conflict between this Amendment and the terms of the Agreement as previously amended, the terms of this Amendment shall prevail

AMENDMENT No. 2

Dated March 10, 2004

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Agreement to be executed by their fully authorized representative.

LABORATORY CORPORATION OF AMERICA HOLDINGS

By:		Date:
Susan Barber
Vice President & Director
Science and Technology

CYTYC CORPORATION

By:		Date:
Christopher Bleck
Vice President Commercial Operations

SCHEDULE A

LABCORP FACILITIES

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SCHEDULE B

LabCorp T2 Shipments

YTD as of December 31, 2003

Shipped vs Earned Instruments Jan 2002 thru December 2003

“Schedule B”

Location	Earned through 12/31/03	Placed through 12/31/03	Variance
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